EXHIBIT 10.32
EXECUTION COPY
MANUFACTURING SUPPLY AGREEMENT
     This MANUFACTURING SUPPLY AGREEMENT (this “Agreement”), effective as of July 26, 2007 (the “Effective Date”), is made by and between MAKO SURGICAL, INC., having a place of business at 2555 Davie Road Ft. Lauderdale, FL 33317 (“MAKO Surgical”), and SYMMETRY MEDICAL, having a place of business at 220 West Market Street, Warsaw IN 46580-2827 (“Service Provider”).
BACKGROUND
     A. MAKO Surgical is engaged in the business of development and commercialization of medical device products including interactive, surgeon-based guidance systems focused on minimally invasive, orthopedic procedures that will assist in early stage degenerative joint diseases.
     B. Service Provider is engaged in, among other things, the manufacture, development and supply of products for the medical device industry; and
     C. MAKO Surgical desires to engage, and Service Provider desires to perform, services for MAKO Surgical relating to: (i) the implementation, validation, and manufacture of certain MAKO Surgical products; and (ii) the supply of such products pursuant to any Purchase Orders from MAKO Surgical in accordance with the terms and conditions hereof and the Exhibits attached hereto.
     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:
ARTICLE 1
DEFINITIONS
     As used in this Agreement, the following terms shall have the meanings indicated below:
     1.1 “Applicable Laws” means all laws, ordinances, rules, and regulations of any governmental or regulatory authority that apply to the Services or this Agreement, including without limitation (a) all applicable federal, state, and local laws and regulations; (b) the U.S. Federal Food, Drug and Cosmetic Act (“FDCA”), (c) regulations and guidelines of the FDA and other Regulatory Agencies, and (d) GMP.
     1.2 “FDA” means the United States Food and Drug Administration, or any successor agency thereto.
     1.3 “GMP” means current good manufacturing practice and standards as provided for (and as amended from time to time) in the “Current Good Manufacturing Practice Regulations” of the U.S. Code of Federal Regulations Title 21 (21 CFR §§ 820) and in European Community Council Directive 93/42/EEC concerning medical devices, any U.S., European, or other applicable laws, regulations or respective guidance documents now or subsequently established by a governmental or regulatory authority, and any arrangements, additions, or clarifications

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

agreed from time to time between the Parties.
     1.4 “Products” means the medical device products manufactured by Service Provider for MAKO Surgical pursuant hereto.
     1.5 “Purchase Order” means any of MAKO Surgical’s written orders to purchase Products from Service Provider, as MAKO Surgical may deliver to Service Provider from time to time.
     1.6 “Regulatory Agency” means any governmental regulatory authority involved in regulating any aspect of the conduct, development, manufacture, market approval, sale, distribution, packaging, or use of the Services or the products resulting therefrom, including the FDA and similar regulatory agencies.
     1.7 “Services” means the manufacturing services to be provided by Service Provider pursuant hereto.
     1.8 “Specifications” means any specifications provided by MAKO Surgical that set forth design and functional specifications and other requirements for Services Provider’s performance of the Services and manufacture and pricing of the Products, which may be modified from time to time by MAKO Surgical. Whether or not expressly set forth therein, the Specifications shall be deemed to include compliance with all Applicable laws. The Specifications, as amended from time to time, shall be attached hereto as Exhibit A incorporated herein by reference. The Specifications shall be deemed to include the “Quality Assurance & Regulatory Affairs Guidelines” attached hereto as Exhibit B incorporated herein by reference.
ARTICLE 2
DEVELOPMENT SERVICES
     2.1 Standards of Performance. Service Provider shall perform Services and deliver upon request by MAKO Surgical all results, data, records, and reports created or generated in connection with such performance. Service Provider shall perform the Services in compliance with GMP and all other Applicable Laws, and in accordance with applicable Specifications
     2.2 Performance of Services MAKO Surgical may, at any time and from time to time, submit to Service Provider a request for changes to the Specifications or any component of the Services or Products, whether applicable to Service’s Provider’s past, present, or future performance hereunder (each, a “Change Order”). If, upon review of a Change Order, Service Provider determines that the requests set forth in the Change Order can be implemented without resulting in material increases in Service Provider’s time or cost, and without materially affecting Service Provider’s ability to provide Services or Products, Service Provider shall inform MAKO Surgical thereof, the Change Order shall thereupon become part of the Specifications hereunder, and Service Provider shall implement such Change Order at no additional cost to MAKO Surgical. Otherwise, Service Provider shall inform MAKO Surgical of the commercially reasonable fee and scheduling changes that would be required for Service Provider to implement the Change Order. If MAKO Surgical agrees to such fee and scheduling changes in a signed writing within a reasonable time thereafter, the Change Order shall thereupon become part of the Specifications hereunder, and Service Provider shall implement such Change Order in

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

accordance with the terms and conditions so agreed to by MAKO Surgical. Service Provider shall at all times use its commercially reasonable efforts to comply with all Change Orders requested by MAKO Surgical, and to minimize the time, delays, and additional charges required as a result of such changes.
     2.3 Records. Service Provider shall maintain all technical, scientific, accounting, and other records in good scientific manner, as applicable, and in sufficient detail (to reflect all material work done, results achieved, and intellectual property developed in the course of performing the Services, including all data in the form required by Applicable Law.
     2.4 Inspections. Upon reasonable prior written notice given by MAKO Surgical to Service Provider, Service Provider shall permit MAKO Surgical or its representatives to inspect and audit Service Provider and/or, in collaboration with Service Provider, any third-party provider to Service Provider, during normal business hours, including performance of the Services hereunder, the facilities used, and the relevant books and records in order to monitor compliance with Applicable Laws and this Agreement. Notwithstanding the foregoing, such compliance shall at all times remain Service Provider’s sole and absolute responsibility, and MAKO Surgical’s failure to inform Service Provider of any noncompliance shall not be construed to imply MAKO Surgical’s approval thereof or to relieve Service Provider from any obligation to remediate any noncompliance.
ARTICLE 3
SUPPLY OF PRODUCTS
     3.1 Supply. Service Provider’s shall complete all Services in accordance with applicable Specifications and shall supply the resulting Products in accordance with applicable Specifications and any supplemental provisions set forth on MAKO Surgical’s Purchase Orders agreed to or ratified by Service Provider either in a signed writing or by full or partial fulfillment thereof. Any provisions amended to or excised from any Purchase Order by Service Provider will be null and void and of no force or effect unless and to the extent that the same are agreed to in a writing signed by MAKO Surgical.
     3.2 Delivery. At such times and locations, and in such manner and means, as may be set forth in the Specifications of applicable Purchase Order for such purpose, Service Provider shall deliver Products to MAKO Surgical, F.O.B. MAKO Surgical’s receiving facilities. Risk of loss shall pass to MAKO Surgical’s only upon MAKO Surgical’s knowing receipt thereof. Service Provider shall suitably pack Products for shipment in accordance with Service Provider’s validated internal packaging and shipping procedures.
     3.3 Acceptance. Within 30 days after Service Provider’s delivery of each Product, or at such other time(s) as may be set forth in the Purchase Order (the “Acceptance Period”), MAKO Surgical shall verify that such Product reasonably conforms to applicable Specifications and applicable provisions of the Purchase Order. MAKO Surgical shall notify Service Provider in writing of any nonconformities exhibited by such Product (a “Rejection Notice”), and Service Provider shall thereupon immediately remedy such nonconformities, and re-deliver any Products, as appropriate with documentation as to how such non-conformity was addressed, whereupon the provisions of this Section 3.3 shall iterate with respect thereto. Should MAKO Surgical inform Service Provider of its acceptance or fail to deliver a Rejection Notice during an Acceptance

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Period, then applicable delivered Products shall be deemed accepted.
     3.4 Quality Control. Notwithstanding the provisions of Section 3.3, MAKO Surgical may engage in customary quality control inspection techniques to ascertain the likelihood that particular shipments of Products contain an overabundance of nonconforming units, and MAKO Surgical may reject any shipment of Licensed Products reasonably so shown to be nonconforming.
ARTICLE 4
PAYMENTS AND PRICING
     4.1 Services. In consideration for the Services performed by Service Provider, within 30 days after MAKO Surgical’s acceptance of Product hereunder, MAKO Surgical shall pay Service Provider for the purchase of all accepted Products in accordance with the respective pricing provisions of the Specifications and the Purchase Order (the most recent of which, to the extent that the differ, will supersede the older), by check or other negotiable instrument drawn on U.S. funds, or by wire transfer to such account as Service Provider may specify for such purpose.
     4.2 Pricing Service Provider shall maintain and honor the per part pricing as set forth in Exhibit “A” for a period of two years from execution of this agreement. However, notwithstanding the foregoing, Service Provider shall maintain the right to submit new pricing to MAKO in the following circumstances:
a.	Where raw material prices rise greater than [***]% and negatively effect the ability of Service Provider to provide products at agreed upon costs set forth in Exhibit A

b.	Where, as set forth in Section 2.2, MAKO shall request engineering or specification changes to the manufacturing process.
     4.3 Notice for a Requested Pricing Increase Should Service Provider request a price increase in accordance with section 4.2, such request shall be submitted to MAKO in writing and provide 60 days notice prior to the effective date of such increase.
     4.4. Currency. All amounts payable by MAKO Surgical hereunder will be made in United States Dollars.
     4.5 Accounting Records. Service Provider shall maintain complete and accurate accounting records related to this agreement in accordance with generally accepted accounting principles in the United States. Service Provider shall make such records available for inspection, review, and audit at reasonable times by MAKO Surgical or its duly authorized representative, at MAKO Surgical’s expense, for three (3) years following the end of the calendar year to which such records pertain.
ARTICLE 5
QUALITY AND REGULATORY MATTERS
     5.1 Regulatory Actions. Service Provider shall permit the FDA and other Regulatory Agencies to conduct inspections of Service Provider’s facilities as they may request, including pre-approval inspections, and shall cooperate with Regulatory Agencies with respect to

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

the inspections and any related matters. Service Provider shall give MAKO Surgical prior notice, to the extent practicable, of any such inspections related to the Services, the Products, or otherwise effecting MAKO Surgical hereunder, and shall keep MAKO Surgical informed about the results and conclusions of each regulatory inspection, including actions taken by Service Provider to remedy conditions cited in the inspections. Service Provider shall permit MAKO Surgical or its representative to be present at such inspections. Service Provider shall provide MAKO Surgical with copies of any written inspection reports issued by a Regulatory Agency and all correspondence between Service Provider and the Regulatory Agency, including, but not limited to, FDA Form 483, Notice of Observation, and all related correspondence, in each case relating to the Services, Products, or general manufacturing concerns (i.e., facility compliance or the like). Service Provider shall promptly notify and provide MAKO Surgical copies of any request, directive, or other communication of the FDA or other Regulatory Agency relating to the Services or Products and shall cooperate with MAKO Surgical in responding to such requests, directives, and communications.
     5.2 Information. Service Provider shall provide upon request from MAKO Surgical, at a reasonable cost, all available information in Service Provider’s control necessary or useful for MAI O Surgical to apply for, obtain, and maintain regulatory approvals for Products in any country, including without limitation information relating to the facilities, process, methodology, raw materials, and intermediates used in the manufacture, processing, and packaging of Products.
     5.3 Manufacturing Changes. Service Provider shall proceed in accordance with all specifications and manufacturing procedures as provided by MAKO and validated by Service Provider’s internal quality system. Service provider shall make no changes in such procedures or processes without prior approval by MAKO. Any and all such changes shall be properly documented in accordance with industry quality standards, GMP’s, and any Applicable Laws.
ARTICLE 6
INTELLECTUAL PROPERTY
     6.1 Intellectual Property. All inventions, works of authorship, improvements, discoveries, modifications, methods, processes, technology, materials, trade secrets, know-how, data, and information of every kind or description conceived, developed, generated, made, fixed in a tangible medium of expression, or reduced to practice by Service Provider, either alone or jointly with others, in connection with the Services, the Products, or the performance of this Agreement, including all worldwide patent, copyright, trademark, trade secret, and all other intellectual property rights therein and thereto shall be the sole and exclusive property of MAKO Surgical, including without limitation the right to apply for and renew the same in MAKO Surgical’s name alone, all of the foregoing being hereby deemed under Applicable Law to be specially commissioned works made for hire, as applicable. Notwithstanding the foregoing, should Service Provider discover, adapt or improve a technology or method of manufacture used under this contract nothing herein shall prevent Service Provider from using such method, process or invention on other Symmetry products provided activities in no way compete with MAKO’s business interests.
     6.2 Exception; License. The provisions of Section 6.1 shall not apply to Service Providers proprietary inventions, works, and technology conceived or developed by Service Provider prior to the Effective Date, title to which shall remain with Service provider. However,

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Service Provider hereby grants to MAKO Surgical the nonexclusive, perpetual, irrevocable, fully paid-up right and license to make, use, sell, reproduce, make derivative works of, and otherwise commercially practice in every way, and sublicense the same to third parties, any and all of Service Provider’s pre-existing works that are included in or required for the operation of any Products.
ARTICLE 7
REPRESENTATIONS AND WARRANTIES
     7.1 General. Each party hereby represents and warrants to the other that: (a) it is a corporation in good standing under the laws of its state of incorporation; (b) it has full corporate power to enter into this Agreement and to grant to the other party the rights so granted hereunder; and (c) it has obtained all necessary corporate approvals to enter into, execute, and perform its obligations under this Agreement.
     7.2 Services. Service Provider represents and warrants that: (a) it shall perform all Services in a timely, professional, and workmanlike manner, with due care and in accordance with prevailing industry standards, including without limitation GMP; (b) it shall perform and document each Service in accordance herewith, with MAKO’s requests, and with all Applicable Laws; (c) that the Services and Products, as delivered, shall conform to all applicable and agreed-upon Specifications and Purchase Orders; and (d) that the Services and the Products will not infringe the intellectual property rights of any third party.
     7.3 Personnel. Service Provider represents and warrants to MAKO Surgical that neither Service Provider nor any of its employees have been “debarred” by the FDA, or subject to a similar sanction from another Regulatory Agency, nor have debarment proceedings against Service Provider or any of its employees been commenced or reasonably threatened.
     7.4 Disclaimer. EXCEPT AS PROVIDED IN THIS Article 7, NEITHER PARTY MAKES ANY WARRANTIES OR CONDITIONS (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER HEREOF AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH ADDITIONAL WARRANTIES.
ARTICLE 8
TERM AND TERMINATION
     8.1 Term. The term of this Agreement shall commence on the Effective Date and continue in full force until terminated in accordance with this Article 8.
     8.2 Termination for Breach. In the event of a party’s material breach hereof, the other party may terminate this Agreement by sending written notice thereof to the breaching party, and, if such breach is not cured within thirty (30) days after the breaching party’s receipt of such written notice, this Agreement shall thereupon terminate. Notwithstanding the foregoing, if during such thirty (30) day period, the breaching party disputes that it has materially breached this Agreement, then this Agreement shall not terminate until it has been finally determined in accordance with Section 11.2 below that the allegedly breaching party has materially breached this Agreement, and such party then fails to cure such breach within thirty (30) days thereafter.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     8.3 Permissive Termination.
     8.3.1 Agreement. MAKO Surgical may terminate this Agreement for any reason or for no reason, at its convenience, upon one hundred and eighty (180) days prior written notice to Service Provider. Symmetry Medical may terminate this Agreement for any reason or for no reason, at its convenience, upon one year prior written notice to MAKO Surgical.
     8.4 Effect of Expiration or Termination.
     8.4.1 Rights and Obligations. Termination or expiration of this Agreement shall not relieve a Party from any liability that, at the time of such termination or expiration, has already accrued. Upon expiration or termination of this Agreement, Service Provider shall, as promptly as practicable: (a) cease all work on the Services; and (b) turn over to MAKO Surgical all applicable reports, data, and MAKO Surgical Confidential Information then in Service Provider’s possession or control.
ARTICLE 9
CONFIDENTIALITY
     9.1 Confidential Information. The Parties may from time to time disclose to each other Confidential Information. “Confidential Information” means any information disclosed by one Party to the other Party that, if disclosed in tangible form, is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature or, if disclosed orally, is indicated orally to be confidential or proprietary by the Party disclosing the information at the time of the disclosure and is confirmed in writing as confidential or proprietary by the disclosing Party within forty-five (45) days after such disclosure. Notwithstanding the foregoing or anything herein to the contrary, Confidential Information shall not include any information that, in each case as demonstrated by written documentation: (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or (d) was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party.
     9.2 Confidentiality. Each Party shall hold and maintain in strict confidence all Confidential Information of the other Party. Without limiting the foregoing, neither Party shall use or disclose the Confidential Information of the other Party, except as otherwise permitted by this Agreement or as may be necessary or useful to exercise its rights or perform its obligations under this Agreement. Nothing contained in this Article 9 of this Agreement shall prevent either Party from disclosing any Confidential Information of the other Party to the extent reasonable necessary in prosecuting or defending litigation, complying with applicable governmental laws, regulations, such as SEC regulations, or court order or otherwise submitting information to tax or other governmental authorities, in submissions to Regulatory Agencies, or as a part of patent applications filed on inventions made under this Agreement; provided that if a Party is required by law to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other Party of such disclosure and, save to the extent unavailable in the case of patent applications or the like, will use its reasonable efforts to secure

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

confidential treatment of such information.
     9.3 Confidential Terms. Each Party shall treat the terms of this Agreement as the Confidential Information of the other Party. Notwithstanding anything to the contrary, however, each Party may disclose the terms of this Agreement (a) to advisors, actual or potential investors, acquisition partners, sublicensees, and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or (b) as required by securities or other applicable laws or regulations, such as SEC regulations.
ARTICLE 10
INDEMNIFICATION
     10.1 MAKO Surgical. MAKO Surgical shall indemnify, defend, and hold harmless Service Provider, its directors, officers, employees, agents, successors and assigns from and against any liabilities, expenses, or costs (including reasonable attorneys’ fees and court costs) arising out of any claim, complaint, suit, proceeding, or cause of action brought against any of them by a third party resulting from: (a) the negligent or intentionally wrongful acts or omissions of MAKO Surgical; and (b) breach by MAKO Surgical of any of its representations and warranties under this Agreement, in each case subject to the requirements set forth in Section 10.3 below. Notwithstanding the foregoing, MAKO Surgical shall have no obligations under this Section 10.1 for any liabilities, expenses, or costs arising out of or relating to claims covered under Section 10.2 below.
     10.2 Service Provider. Service Provider shall indemnify, defend, and hold harmless MAKO Surgical, its directors, officers, employees, agents, successors, and assigns from and against all liabilities, expenses, and costs (including reasonable attorneys’ fees and court costs) arising out of any claim, complaint, suit, proceeding, or cause of action brought against any of them by a third party resulting from: (a) the negligent or intentionally wrongful acts or omissions of Service Provider; and (b) breach by Service Provider of any of its representations and warranties under this Agreement, in each case subject to the requirements set forth in Section 10.3.
     10.3 Indemnification Procedure. A Party that intends to claim a right of indemnification hereunder (“Indemnitee”) shall promptly notify the indemnifying Party (“Indemnitor”) in writing of any third party claim, suit, or proceeding included within the indemnification described in this Article 10 (each a “Claim”) with respect to which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have sole control of the defense and settlement of the Claim. The Indemnitee shall have the right to participate at its own expense and with counsel of its own choosing in the defense or settlement of the Claim. The indemnification obligations under this Article 10 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor. The Indemnitee and its employees, at the Indemnitor’s request and expense, shall provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to Claims.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE 11
GENERAL
     11.1 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the United States and the State of Florida.
     11.2 Disputes. In the event of any dispute or claim arising out of or in connection with this Agreement, any Purchase Order, or the performance, breach or termination thereof, either Service Provider or MAKO Surgical may, by written notice to the other Party, have such dispute referred to the Chief Executive Officers (or equivalent) of Service Provider and MAKO Surgical, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received by such other Party. If the Parties are unable to resolve such dispute within such thirty (30) day period, such dispute shall be finally settled by binding arbitration by Judicial Arbitration and Mediation Services, Inc. (JAMS) under its rules of arbitration, by one (1) arbitrator appointed in accordance with said rules. The decision and/or award rendered by the arbitrator shall be written, final and non-appealable, and judgment on such decision and/or award may be entered in any court of competent jurisdiction. The arbitral proceedings and all pleadings and evidence shall be in the English language. The place of arbitration shall be in the state of Florida, U.S.A. The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the Parties to the dispute, unless otherwise determined by the arbitrator. Each Party shall bear the cost of its own attorneys’ and expert fees. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party.
     11.3 Assignment. The parties acknowledge and agree that MAKO Surgical is engaging Service Provider for its unique abilities. The rights and obligations of Service Provider under this Agreement may not be assigned or otherwise transferred to a third party without the prior written consent of MAKO Surgical. Any assignment in violation of this Section 11.3 shall be null and void ab initio and of no force or effect. MAKO Surgical may assign his Agreement for its convenience.
     11.4 Notices. Any notice or report required or permitted to be given or made under this Agreement by either Party shall be in writing and delivered to the other Party at its address indicated in this Agreement (or to such other address as a Party may specify by notice under this Agreement) by courier or by registered or certified airmail, postage prepaid, courier service, or by facsimile, which facsimile is promptly confirmed, in writing, by registered or certified airmail, postage prepaid. All notices shall be effective as of the date received by the addressee.
If to Service Provider: Symmetry Medical Inc. 220 West Market Street, Warsaw IN, 46580-2827
     If to MAKO Surgical: MAKO Surgical Inc. 2555 Davie Road Ft. Lauderdale, FL 33317
     11.5 Limitation of Liability. EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY HEREUNDER OR IN THE CASE OF SERVICE PROVIDER’S WILLFUL BREACH OF THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES (INCLUDING LOST OR

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.
     11.6 Subcontractors. Service Provider shall not subcontract any Services or any of its obligations hereunder to another entity without MAKO Surgical’s prior written approval, unless said subcontractor is a solely-owned division of Symmetry Medical or an approved supplier per the Symmetry Medical Quality System.
     11.7 Non-Waiver. Neither party shall be deemed, by any act or omission, to have waived any provision hereof or any of its rights or remedies hereunder unless such waiver is in writing and signed by the waiving Party, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.
     11.8 Severability. Should any provision hereof be held invalid or unenforceable for any reason in any jurisdiction or under any particular facts and circumstances by any court of competent authority or by a legally enforceable directive of any governmental body, such section or portion thereof will be validly reformed so as to approximate the intent of the Parties as nearly as possible and, if unreformable, will be deemed divisible and severed herefrom with respect to such jurisdiction or such facts and circumstances, but the Agreement will not otherwise be affected, and such section or portion will be unaffected with respect to other jurisdictions, facts, and circumstances.
     11.9 Independent Contractors. The relationship of MAKO Surgical and Service Provider established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create any other relationship between MAKO Surgical and Service Provider. Neither Party shall have any right, power, or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.
     11.10 Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes and contains the entire understanding and agreement of the parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements between the Parties, whether oral or written, regarding such subject matter. Notwithstanding the foregoing, the Exhibits hereto are intended by the parties to supplement, not to countermand, the provision of the body of this Agreement. To the extent the terms and conditions of the body of this Agreement conflict with the terms and conditions of any Exhibit hereto, the terms and conditions of the body of this Agreement shall govern, unless expressly set forth to the contrary in a writing that expressly refers to the provisions of this Agreement (including, without limitation, the Specifications) to be amended or superseded and that is signed by duly authorized officers or representatives of the parties, and the provisions of the Agreement not specifically superseded or amended thereby shall remain in full force and effect.
     11.11 Counterparts. This Agreement may be executed in counterparts and by fax, each of which shall be deemed an original, but which together shall constitute one and the same

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

instrument.
     IN WITNESS WHEREOF, the Parties by their duly authorized representatives hereby execute this Agreement.

MAKO SURGICAL		SYMMETRY MEDICAL

By:	/s/ Maurice Ferré	By:	/s/ Fred Hote
Name:	Maurice Ferré	Name:	Fred Hote
Title:	CEO	Title:	CFO

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
TO
MANUFACTURING SUPPLY AGREEMENT
Specifications
[PART I — DMR as attached hereto in electronic form — CD format]
[PART II — Product Pricing — appears on the following page]
[PART III — Packaging, Labeling & Process Validation Services — follows PART II]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Item	Part Number(s)	Description	Quote #	5 Pc Price	10 Pc Price	20 Pc Price	Tooling Charges
1	180101/180105	EPIK KNEE FEMUR SZ4		$[***]	$[***]	$[***]	$[***]
2	180102/180106	EPIK KNEE FEMUR SZ6		$[***]	$[***]	$[***]	$[***]
3	180103/180107	EPIK KNEE FEMUR SZ8		$[***]	$[***]	$[***]	$[***]
4	180104/180108	EPIK KNEE FEMUR SZ10		$[***]	$[***]	$[***]	$[***]
5	180111/180116	EPIK BASEPLATE, SZ35		$[***]	$[***]	$[***]	$[***]
6	18011/2180117	ERIE BASEPLATE, SZ37		$[***]	$[***]	$[***]	$[***]
7	180113/180118	EPIK BASEPLATE, SZ40		$[***]	$[***]	$[***]	$[***]
8	180114/180119	EPIK BASEPLATE, SZ42		$[***]	$[***]	$[***]	$[***]
9	180115/180120	EPIK BASEPLATE, SZ45		$[***]	$[***]	$[***]	$[***]
10	180121/180123	EPIK ALL-POLY INIAY, 29 MM		$[***]	$[***]	$[***]
11	180124/180126	ERIE ALL-POLY INLAY, 32 MM		$[***]	$[***]	$[***]
12	180127/180129	EPIK ALL-POLY INLAY, 35 MM		$[***]	$[***]	$[***]
13	180141//80143	EPIK TIBIAL INSERT, 5Z 35		$[***]	$[***]	$[***]
14	180144/180146	EPIK TIBIAL INSERT, SZ 37		$[***]	$[***]	$[***]
15	180147/180149	EPIK TIBIAL INSERT, SZ 40		$[***]	$[***]	$[***]
16	180150/180152	EPIK TIBIAL INSERT, SZ 42		$[***]	$[***]	$[***]
17	180153/180155	EP/K TIBIAL INSERT, SZ 45		$[***]	$[***]	$[***]
18	120063	Epik Knee Posterior Drill Guide H	55834	$[***]	$[***]	$[***]
19	120064	Femoral Inserter	55835	$[***]	$[***]	$[***]
20	120065	Epik Femoral Trial Inserter/Extra	55808	$[***]	$[***]	$[***]
21	120066	Epik Femoral Impactor	55788	$[***]	$[***]	$[***]
22	120071	Epik Intertroch Retractor	55793	$[***]	$[***]	$[***]
23	120072	Epik MCL Retractor	55794	$[***]	$[***]	$[***]
24	120073	Headed Pin Pusher	55795	$[***]	$[***]	$[***]
25	120074/120075	Epik Femoral Sizer Sm/Lg	55800	$[***]	$[***]	$[***]
26	120050/120057	Epik DFPS Size 410 LM/RL — RM/LL	55801	$[***]	$[***]	$[***]
27	120058/120059	Epik DFPS Drill Bit (2, 3, & 4mm)	55802	$[***]	$[***]	$[***]
28	120101	EPIK Femoral Tibia System Case	19894	$[***]	$[***]	$[***]	$[***]	Prototype & Silkscreening Charges
29	120102	EPIK Inlay Tibia System Case	19893	$[***]	$[***]	$[***]	$[***]	Prototype & Silkscreening Charges
30	120103	EPIK Onlay Tibia System Case	19892	$[***]	$[***]	$[***]	$[***]	Prototype & Silkscreening Charges
31	120104	EPIK DFPS Case	19891	$[***]	$[***]	$[***]	$[***]	Prototype & Silkscreening Charges
32	120060	Epik Knee Scoville Haverfield Ret	55809	$[***]	$[***]	$[***]
33	120061	Epik Knee Distractor Pins	55803	$[***]	$[***]	$[***]
34	120048	Epik Inlay Tibial Template 29/32m	55804	$[***]	$[***]	$[***]
35	120049	Epik Inlay Tibial Template 35/37m	55805	$[***]	$[***]	$[***]
36	120012/120023	Epik Inlay Tibial Trial, Size 29/	55806	$[***]	$[***]	$[***]
37	120076	Epik Inlay Tibial Impactor	55807	$[***]	$[***]	$[***]
38	120078	EM Varus-Valgus Ankle Guide	55811	$[***]	$[***]	$[***]
39	120000/120003	Epik Knee Femoral Drill/Keel Guid	55832	$[***]	$[***]	$[***]
40	120079	Extension EM Guide	55812	$[***]	$[***]	$[***]
41	120080/120077	Epik Saw Block LM/RL & RM/LL	55813	$[***]	$[***]	$[***]
42	120081	Epik Onlay Tibial Stylus	55814	$[***]	$[***]	$[***]
43	120082	Epik Femur Post Drill	55833	$[***]	$[***]	$[***]
44	120083/120084	Epik Onlay Gap Gauge 9, 10, 11mm	55815	$[***]	$[***]	$[***]
45	120085	Epik Onlay Handle	55816	$[***]	$[***]	$[***]
46	120024/120027	Epik Onlay Baseplate Template37/45	55818	$[***]	$[***]	$[***]
47	120028/120035	Epik Onlay Drill Guide/Trial Base	55819	$[***]	$[***]	$[***]
48	120093	Baseplate Post Drill Guide	55820	$[***]	$[***]	$[***]
49	20094	Epik Onlay Baseplate Post Punch	5582	$[***]	$[***]	$[***]
50	120036/120047	Epik Onlay Trial Insert, Sizes 37	55822	$[***]	$[***]	$[***]
51	120086	Epik Baseplate Impactor	55823	$[***]	$[***]	$[***]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Packaging and Labeling Services
     The following is a list of the related cost estimations which correspond with the mentioned list in the proposal:
•	Tooling and setup fees for sterile packaging supplies
à	Nonrecurring costs (estimates):

à	Fixtures, and sealing requirements for trays and lids — $[***]

à	Engineering set-up, internal IQ, OQ, PQ (burst, peel tests) — $[***]
–	Packaging verification and validation testing (and bioburden tests)
à	Bioburden — $[***]- $[***]
•	Setup fees for printed packaging and labeling supplies
–	Each implant or set of implants packaged within one blister tray $[***] — $[***], cost dependent on size of blister which may be relative to the size of the implant or the number of implants in one blister tray, including the double barrier packaging within a class 10,000 room.

–	Box, which will hold the blister tray:
à	$[***] = $[***] per box depending on box size

à	Die charge for each box design — $[***]

à	Artwork/Graphics per box design — $[***]

à	Final packaging, blister placed in box with applicable IFU’s, labeled & shrink wrapped — $[***] — $[***] each package.
•	Sterilization verification and validation testing
- Gamma Sterilization, initial batch sterilization validation (Nonrecurring cost) - $[***]
à Subsequent batch validations/quarterly sterilization audits — $[***]
•	Label and IFU product translation — 5 languages (which excludes English), French, Italian, Spanish, German & Japanese, layout and printing set-up fees
- Label translation — 150 to 180 labels cost $[***]

- IFU translation -$[***]
     Project expenses that would be included at no additional expense:
•	Cleaning verification and validation -
-Cytotoxicity — $[***]

-Pyrogen — $[***]

-Mfg. Chemical residuals — $[***]
•	Polymer cell environment controls verification and validation — $[***]

•	Pre-sterile packaging clean room verification and validation — $[***] — $[***] (based on room size)

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT B
TO
MANUFACTURING SUPPLY AGREEMENT
"Quality Assurance & Regulatory Affairs Guidelines”
     The following describes the quality assurance and regulatory affairs guidelines relating to the Agreement to which it is attached for the EPIK unicompartmental knee implant system (“EPIK”). Undefined, capitalized terms appearing in this Exhibit shall have the meanings ascribed to them in the Agreement.
1. Quality System
1.1.	Service Provider will maintain a current quality system that is adequate to ensure compliance with the applicable standards and regulations.

1.2.	Service Provider will immediately notify MAKO Surgical of any notification of non-compliance regarding the quality system received from a the FDA or other Regulatory Agency.

1.3.	Service Provider will follow its own Standard Operating Procedures (SOP’s) to ensure compliance with its quality system and all relevant standards.

1.4.	Service Provider will supply a confidential list of pertinent to EPIK SOP’s and copies of SOP’s as requested by MAKO Surgical. Any proprietary information contained in the SOP’s will be available for on-site inspection at the relevant Service Provider facility but shall be removed from any documents to be supplied to MAKO Surgical.

1.5.	Service Provider will be responsible for selecting outside contracted suppliers but will consider for use MAKO Surgical-requested suppliers, subject to Service Provider approved supplier procedures.
2. Production
2.1.	Service Provider will perform validations of manufacturing processes as applicable, subject to Service Provider internal procedures for process validation. MAKO Surgical will review and approve validation documentation, as it deems applicable. Service Provider will maintain documentation that these validations have occurred and are current. Validation protocols will be approved by MAKO prior to execution for any unique MAKO process or processes. Test reports performed by Service Provider will also be approved by MAKO Surgical. Completed protocols and reports will be forwarded to MAKO Surgical.

2.2.	Service Provider is responsible for all manufacturing training per Service Provider internal training procedures.

2.3.	Service Provider will inspect all incoming material to the specifications and maintain appropriate inspection records per Service Provider internal inspection procedures.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.4.	Service Provider will inspect final EPIK Products to finished goods drawings or specifications and maintain appropriate inspection records. MAKO Surgical will approve the final inspection protocol prior to implementation.

2.5.	Service Provider will provide MAKO Surgical with a Certificate of Compliance (“C of C”) for EPIK Products shipped. The C of C will provide objective evidence that the shipped products are manufactured to established specifications and procedures and are in compliance with the quality system requirements. A copy of the C of C will be saved by Service Provider for a period not less than 20 years.

2.6.	Service Provider will maintain complete traceability of the EPIK through shipment to MAKO Surgical. Service Provider will provide MAKO Surgical notice of shipment.
3. Corrective and Preventive Actions
3.1.	Service Provider will maintain a system for handling Corrective and Preventative Action (“CAPA”) requests from MAKO Surgical. Service Provider will provide summary reports (within 45 days of initiation) for investigations into complaints, CAPA’s, and product/product-related non-conformances.
4 Documentation
4.1.	Product Specification: MAKO Surgical will create and provide to Service Provider the Specifications. Along with the prints and assembly drawings, the Specifications will define all requirements for the Product including user requirements, critical inspection points, performance characteristics, compatibility with accessories, physical characteristics, labeling, etc. Service Provider will ensure manufactured Products conform to the Specifications.

4.2.	Quality Records: Service Provider will maintain manufacturing quality records for EPIK products. Service Provider will make those documents available within a reasonable time period at the request of MAKO Surgical or within 48 hours in the event of any mandatory audit of MAKO Surgical by the FDA or other similar regulatory agency.

4.3.	Manufacturing Documents: Service Provider will maintain all manufacturing documents in accordance with Document Control SOPs such that any documents relating to EPIK IMPLANT systems will be available for MAKO Surgical’s approval and requests for modification. Service Provider will maintain, under their Document Control System, an approved copy of MAKO Surgical’s current manufacturing Device Master Record (“DMR”) including all documentation related to the manufacture of the EPIK. Copies of the master documents used to manufacture the EPIK per the approved DMR will be forwarded to MAKO Surgical upon release. At a minimum, Service Provider will maintain:
•	Bills of Materials

•	Component and Finished Goods Drawings and specifications

•	EPIK product Travelers or Routers

•	Manufacturing Instructions

•	Process Specifications

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

•	Process and tooling validations

•	Incoming, in-process, and final acceptance tests

•	Certificates of Compliance

•	Device History Records

•	Approved supplier lists

•	Inspection tool calibration records

•	Manufacturing plan / flowchart
4.4.	Design History File: MAKO Surgical will maintain the EPIK Design History File (“DHF”) including the Product Specification.

4.5.	Device History Records: Service Provider will maintain documentation related to EPIK IMPLANT production history in Device History Records (“DHR”) per Service Provider internal DHR procedures. Shipping and use documents will be maintained by MAKO Surgical per product serial/lot number.

4.6.	Changes / Additions of Specifications:
     4.6.1. Service Provider will require MAKO Surgical’s approval for all changes / additions to EPIK Prints, Source Control Documents (“SCD’s”), Assembly Drawings, Component and Finished Goods Drawings, specifications, 3-D model database, and final inspection / testing procedures. Changes related to internal manufacturing processes do not require MAKO Surgical’s approval prior to implementation however notification and a certified copy of all documents affected by the changes and which also support the changes i.e., evidence of verification/validation, should be provided to MAKO Surgical prior to the implementation of any change. All changes to internal manufacturing processes must be identified, documented, validated or where appropriate verified, reviewed and approved by Service Provider in accordance with relevant process change procedures prior to their implementation.
     4.6.2. Changes by MAKO Surgical. MAKO Surgical will notify Service Provider of any changes it desires to make to the Specifications, Prints, SCD’s, Assembly Drawings, Component and Finished Goods Drawings, specifications, and final inspection / testing procedures or Procedures, all of which shall be governed by Section 2.2 of the Agreement.
     4.6.3. Changes by Service Provider. Service Provider will make document changes per its document change SOP. MAKO Surgical approval is required for changes.
     4.6.4. Change Approval Medium. Each company will include a field on their ECN/ECO form for the other company to approve a proposed change. Signatures on these forms will serve as approval for the change. MAKO Surgical may approve a Service Provider ECO either by signing the Service Provider ECO or by submitting a signed MAKO Surgical ECN with a description of the change to Service Provider.
4.7.	Service Provider documentation to be maintained at MAKO Surgical: All DMR and DMR related documents, controlled copies of prints, assembly drawings, SCDs, 3-D model database and any other documents that MAKO Surgical requires will be maintained by MAKO Surgical. Service Provider will copy MAKO Surgical on any changes to these

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

documents. At any given time, the documentation maintained at MAKO Surgical will reflect the actual product manufactured by Service Provider.

4.8.	Record Retention: Service Provider will maintain its records with respect to the manufacture of the EPIK for a minimum of twenty years after the date of manufacture of the last product under this Agreement, after which such records may be destroyed by Service Provider. However, prior to the destruction of such records, MAKO Surgical will be notified and given first right of refusal to take possession of such records. In the event of bankruptcy, insolvency, or acquisition, Service Provider will transfer all EPIK related records to MAKO Surgical.

4.9.	Document Approval: Service Provider Engineering Change Orders (“ECO’s”) will include a space for MAKO Surgical approval of documents. MAKO Surgical approval will be via signature.

4.10.	Proprietary Information: Any documentation containing Service Provider proprietary information will be made available for on-site inspection at the relevant Service Provider facility. Any documentation to be supplied to MAKO Surgical shall have the proprietary information removed.
5. Obsolete Inventory.
5.1.	Service Provider will notify MAKO Surgical in advance of obsolescing any EPIK related inventory.
6. Order Fulfillment
6.1.	Service Provider will provide, when requested by MAKO Surgical, limited finished goods warehouse space and drop-ship service to MAKO Surgical’s distributors and end-users. Service Provider will receive orders from MAKO Surgical, ship to the designated customer, and provide MAKO Surgical with order confirmation details. Manufacturing records and order confirmation details must be adequate to support per-lot systematic recalls and/or EPIK withdrawals. These records will be part of the DHR and maintained in accordance with the Service Provider’s internal DHR procedures.
7. EPIK product Complaints.
7.1.	MAKO Surgical will be solely responsible for EPIK advisory notices, recalls, EC vigilance, end-user customer complaints, post-production monitoring, and post-market surveillance.
8. Regulatory Matters
8.1.	Adverse Experience Reports. Each party (the “Receiving Party”) agrees to provide to the other, within twenty-four (24) hours of the initial receipt by the Receiving Party, any report of any serious adverse experience with respect to any EPIK product. Serious adverse experiences mean any experience that suggests a significant hazard, contraindication, side effect or precaution, or any experience that is fatal or life threatening, is permanently

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

disabling, or requires or prolongs inpatient hospitalization. Notwithstanding, MAKO Surgical will be obligated to provide to Service Provider a report of an Adverse Experience that impacts Service Provider’s businesses or if MAKO Surgical has determined the cause is likely due to activities at or responsibilities of Service Provider or if required by law. MAKO Surgical will have sole right and responsibility for filing Medical Device Reports (“MDR’s”) or other equivalent reports required in other countries with Regulatory Authorities.
     8.1.1. Adverse Experience Reports from MAKO Surgical will be forwarded to the Service Provider QA Manager or his designee at Service Provider. Adverse Experience Reports from Service Provider will be forwarded to the Director of Quality Assurance / Regulatory Affairs or his designee at MAKO Surgical.
8.2.	Notices from Regulatory Authorities. The Receiving Party will promptly provide to the other party copies of any communications it receives from any Regulatory Authority related to the EPIK. The Receiving Party will promptly notify the other party of the receipt of any FDA Form 483 Report on Inspectional Observations or equivalent notice from any Regulatory Authority which affects the EPIK. Notwithstanding, MAKO Surgical will only be obligated to provide to Service Provider copies of communications if MAKO Surgical has determined them relevant to activities at or responsibilities of Service Provider or if Service Provider’s business is impacted or if required by law.
9. Facility Inspections
9.1.	Facility Reviews. MAKO Surgical will have the right, upon reasonable advance notice and during regular business hours, to inspect the facilities being used by Service Provider for production of the EPIK to confirm that such facilities are adequate to meet the requirements of this Agreement, the prevailing Regulatory Authority, and EN ISO 13485, and any applicable successors to those EN requirements. If any such inspection reveals that the manufacturing facilities do not satisfy such requirements, then MAKO Surgical will provide written notice of such fact, which notice will contain in reasonable detail the deficiencies found in the manufacturing facilities and, if practicable, those steps Service Provider should undertake in order to remedy such deficiencies.

9.2.	Remedying Deficiencies. Service Provider will be responsible for remedying any deficiencies identified by MAKO Surgical under Section 9.1 within 30 days following notice from MAKO Surgical. With respect to any such inspections for which any deficiencies are not capable of being remedied by Service Provider within thirty (30) days of the notification thereof, then Service Provider and MAKO Surgical will discuss in good faith a corrective action plan which will enable the EPIK to be supplied in accordance with this Agreement until such deficiencies are remedied.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.